UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38169	45-3864597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Wall Street – 12th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(646) 205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “the Company,” “we” and “our” refers to Tyme Technologies, Inc., a Delaware corporation (“Tyme”).

Item 3.03	Material Modifications to Rights of Shareholders.

Effective April 2, 2018, the Company amended its Amended and Restated Articles of Incorporation to (1) implement a classified Board of Directors, (2) authorize the Board of Directors to exclusively fill any and all vacancies occurring on the Board, (3) authorize the Board of Directors to exclusively have the power to change, and set, the size of the Board, and authorize the Board of Directors to exclusively have the power to call a special meeting of stockholders (the “Charter Amendment”). The Company also amended and restated its By-Laws (the “Amended and Restated By-Laws”) with corresponding changes consistent with the Charter Amendment and updates to the director nomination provisions and advance notice of stockholder-proposed business provisions, including requirements for stockholders proposing such items to provide disclosure about derivative or short positions, among other things.

As previously disclosed in the Company’s definitive information statement filed March 9, 2018 (the “Information Statement”), the Charter Amendment was approved and adopted by the written consent of a majority of the stockholders of the Company in accordance with the applicable provisions of the Delaware General Corporation Law, the Amended and Restated Articles of Incorporation, and the Company’s By-Laws.

The summaries of the Charter Amendment and Amended and Restated By-Laws set forth in this report do not purport to be complete and are qualified in their entirety by reference to the text of the Charter Amendment and Amended and Restated By-Laws, copies of which are being filed hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 is incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

As previously disclosed in the Information Statement, the Company has adopted an amendment to its 2015 Equity Incentive Plan and has amended and restated its 2016 Stock Option Plan for Non-Employee Directors. Those documents are attached hereto as Exhibits 99.1 and 99.2 Attached hereto as exhibit 99.3 and 99.4 are forms of award agreements to be used in connection with grants of awards under such plans.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Tyme Technologies, Inc., effective April 2, 2018.

3.2	Amended and Restated By-Laws of Tyme Technologies, Inc., effective April 2, 2018.

99.1	Amendment No. 2 to the Tyme Technologies, Inc. 2015 Equity Incentive Plan, effective February 5, 2018.

99.2	Amended and Restated 2016 Stock Option Plan for Non-Employee Directors, effective February 5, 2018.

99.3	Form of Nonqualified Stock Option Agreement under the Tyme Technologies, Inc. 2015 Equity Incentive Plan

99.4	Form of Nonqualified Stock Option Agreement under the Tyme Technologies, Inc. 2016 Stock Option Plan for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: April 2, 2018	By:	/s/ Ben R. Taylor
Ben R. Taylor, President and Chief Financial Officer